================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 29, 2002
                Date of Report (Date of earliest event reported)


                             MACROVISION CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                   000-22023               77-0156161
(State or other jurisdiction of    (Commission           (I.R.S. employer
incorporation or organization)      File No.)             identification
                                                             number)

                            2830 DE LA CRUZ BOULEVARD
                          SANTA CLARA, CALIFORNIA 95050
          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
              (Registrant's telephone number, including area code)

                               1341 ORLEANS DRIVE
                           SUNNYVALE, CALIFORNIA 94089
          (Former name or former address, if changed since last report)

================================================================================

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit 99   Press release dated April 29, 2002 filed pursuant to Item 9.

ITEM 9. REGULATION FD DISCLOSURE.

      The registrant has issued a press release, dated April 29, 2002, concerning revenue and earnings estimates for the first quarter of 2002. The contents of that press release, filed as Exhibit 99 to this Form 8-K, are incorporated by reference into this Item 9.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MACROVISION CORPORATION
                                        (Registrant)

Date:  April 29, 2002                   By:
                                           -------------------------------------
                                           Ian R. Halifax
                                           Vice President, Finance and
                                           Administration and Chief Financial
                                           Officer

Exhibit Index
-------------

Exhibit 99   Press release dated April 29, 2002 filed pursuant to Item 9.